AMENDMENT TO
                              EMPLOYMENT AGREEMENT
                          Dated as of January 1, 1995

     This Agreement dated as of January 1, 1995 (the "Amendment") is among Hudson United Bank (the "Bank"), HUBCO, Inc. ("HUBCO"), and Kenneth T. Neilson ("Neilson"), and amends the Employment Agreement dated November 7, 1989 (the "Employment Agreement") among the same parties.

     WHEREAS, the parties wish to amend the Employment Agreement,

     It Is Hereby agreed as follows:

1. Whenever "Base Salary" is referred to in the Employment Agreement, it shall be defined as W-2 compensation, which shall include, but not be limited to, salary, bonuses, restricted stock awards, and other items of taxable income included on the W-2 issued by HUBCO or the Bank.

2. "Average annual compensation" shall be computed based upon W-2 compensation.

3. Except as set forth herein, the Employment Agreement shall remain in full force and effect.

     IN WITNESS WHEREOF, HUBCO and the Bank have executed this Amendment by their duly authorized officers and Neilson has executed this Amendment as his own voluntary act.

                             HUBCO, INC.

                             By:
                                --------------------------------------------
                                Kenneth T. Neilson, President & CEO

                             By:
                                --------------------------------------------
                                James E. Schierloh, Chairman



                             HUDSON UNITED BANK

                             By:
                                --------------------------------------------
                                Kenneth T. Neilson, President & CEO

                             By:
                                --------------------------------------------
                                James E. Schierloh, Chairman


AGREED TO AND ACCEPTED:



----------------------------
Kenneth T. Neilson, Employee

                               THIRD AMENDMENT TO
                              EMPLOYMENT AGREEMENT
                           Dated as of March 22, 1994

     This Agreement, dated as of March 22, 1994 (the "Amendment") is among Hudson United Bank (the "Bank"), HUBCO, Inc. ("HUBCO"), and Kenneth T. Neilson ("Neilson"), and amends the Employment Agreement dated November 7, 1989 and as last amended March 23, 1993 (the "Employment Agreement") among the same parties.

     WHEREAS, the parties wish to extend the Employment Agreement for one additional year,

     NOW, THEREFORE, the parties agree as follows:

     1. The first sentence of Section 5 of the Employment Agreement -- "Term" -- is amended to read as follows:

     "The term of this Agreement shall commence November 7, 1989 and continue until the earlier of (i) the annual meeting of 1997, or (ii) April 30, 1997.

     2. Except as set forth herein, the Employment Agreement remains in full force and effect.

     IN WITNESS WHEREOF, HUBCO and the Bank have executed this Amendment by their duly authorized officer and Neilson has executed this Amendment as his own voluntary act.

                             HUBCO, INC.

                             By: JAMES E. SCHIERLOH
                                --------------------------------------------
                                 James E. Schierloh, Chairman


                             HUDSON UNITED BANK

                             By: JAMES E. SCHIERLOH
                                --------------------------------------------
                                 James E. Schierloh, Chairman


                                 KENNETH T. NEILSON
                                --------------------------------------------
                                 KENNETH T. NEILSON

                               THIRD AMENDMENT TO
                              EMPLOYMENT AGREEMENT
                           Dated as of March 23, 1993

     This Agreement, dated as of March 23, 1993 (the "Amendment") is among Hudson United Bank (the "Bank"), HUBCO, Inc. ("HUBCO"), and Kenneth T. Neilson ("Neilson"), and amends the Employment Agreement dated November 7, 1989 and as last amended March 24, 1992 (the "Employment Agreement") among the same parties.

     WHEREAS, the parties wish to extend the Employment Agreement for one additional year,

     NOW, THEREFORE, the parties agree as follows:

     1. The first sentence of Section 5 of the Employment Agreement -- "Term" -- is amended to read as follows:

          "The term of this Agreement shall commence November 7, 1989 and continue until the earlier of (i) the annual meeting of 1996, or (ii) April 30, 1996.

     2. Except as set forth herein, the Employment Agreement remains in full force and effect.

     IN WITNESS WHEREOF, HUBCO and the Bank have executed this Amendment by their duly authorized officer and Neilson has executed this Amendment as his own voluntary act.

                             HUBCO, INC.

                             By: JAMES E. SCHIERLOH
                                --------------------------------------------
                                 James E. Schierloh, Chairman


                             HUDSON UNITED BANK

                             By: JAMES E. SCHIERLOH
                                --------------------------------------------
                                 James E. Schierloh, Chairman


                                 KENNETH T. NEILSON
                                --------------------------------------------
                                 KENNETH T. NEILSON

                              SECOND AMENDMENT TO
                              EMPLOYMENT AGREEMENT
                           Dated as of March 24, 1992

     This Agreement, dated as of March 24, 1992 (the "Amendment") is among Hudson United Bank (the "Bank"), HUBCO, Inc. ("HUBCO"), and Kenneth T. Neilson ("Neilson"), and amends the Employment Agreement dated November 7, 1989 and as amended May 22, 1991 (the "Employment Agreement") among the same parties.

     WHEREAS, the parties wish to extend the Employment Agreement for one additional year,

     NOW, THEREFORE, the parties agree as follows:

     1. The first sentence of Section 5 of the Employment Agreement -- "Term" -- is amended to read as follows:

          "The term of this Agreement shall commence November 7, 1989 and continue until the earlier of (i) the annual meeting of 1995, or (ii) April 30, 1995.

     2. Except as set forth herein, the Employment Agreement remains in full force and effect.

     IN WITNESS WHEREOF, HUBCO and the Bank have executed this Amendment by their duly authorized officer and Neilson has executed this Amendment as his own voluntary act.


                             HUBCO, INC.

                             By: JAMES E. SCHIERLOH
                                --------------------------------------------
                                 James E. Schierloh, Chairman


                             HUDSON UNITED BANK

                             By: JAMES E. SCHIERLOH
                                --------------------------------------------
                                 James E. Schierloh, Chairman


                                 KENNETH T. NEILSON
                                --------------------------------------------
                                 KENNETH T. NEILSON

                               FIRST AMENDMENT TO
                              EMPLOYMENT AGREEMENT
                            Dated as of May 22, 1991

     This Agreement, dated as of May 22, 1991 (the "Amendment") is among Hudson United Bank (the "Bank"), HUBCO, Inc. ("Hubco"), and Kenneth T. Neilson ("Neilson"), and amends the Employment Agreement dated November 7, 1989 (the "Employment Agreement") among the same parties.

     WHEREAS, the parties wish to extend the Employment Agreement for an additional two years,

     NOW, THEREFORE, the parties agree as follows:

     1. The first sentence of Section 5 of the Employment Agreement -- "Term" -- is amended to read as follows:

          "The term of this Agreement shall commence November 7, 1989 and continue until the earlier of (i) the annual meeting of 1994, or (ii) April 30, 1994."

     2. Except as set forth herein, the Employment Agreement remains in full force and effect.

     IN WITNESS WHEREOF, Hubco and the Bank have executed this Amendment by their duly authorized officer and Neilson has executed this Amendment as his own voluntary act.


                             HUBCO, INC.

                             By: JAMES SCHIERLOH
                                --------------------------------------------
                                 James Schierloh, Chairman


                             HUDSON UNITED BANK

                             By: JAMES SCHIERLOH
                                --------------------------------------------
                                 James Schierloh, Chairman


                                 KENNETH T. NEILSON
                                --------------------------------------------
                                 KENNETH T. NEILSON

                              EMPLOYMENT AGREEMENT

     THIS EMLOYMENT AGREEMENT (the "Agreement"), is made this 7th day of November 1989, among Hudson United Bank ("Bank"), a New Jersey commercial bank with its principal office at 3100 Bergenline Avenue, Union City, New Jersey, HUBCO, Inc. ("Hubco"), a New Jersey Corporation which maintains its principal office at the same address, (Hubco and the Bank collectively are the ("Company"), and KENNETH T. NEILSON ("Neilson").

                                   BACKGROUND

     WHEREAS, Neilson has been employed by the Bank for a number of years in various capacities and has been president of the Bank and of Hubco, the holding company for the Bank, since September 1989;

     WHEREAS, Neilson throughout his tenure in various capacities developed and expanded the business of the Bank and Hubco;

     WHEREAS, the Board of Directors of the Bank and Hubco believe that the future services of Neilson are of great value to the Bank and Hubco, and that it is important for the growth and development of the Bank that Neilson continue in his positions;

     WHEREAS, the Board of Directors of the Bank and Hubco believe that it is advantageous to provide Neilson with a degree of certainty and protection concerning his employment

                                                                            P. 2


by the Bank and Hubco in order to retain his services and to ensure that Neilson acts in an objective manner, and without regard to his personal position in situations where there is an offer or attempt to buy or acquire control of the Bank or Hubco;

     NOW, THEREFORE, in consideration of the mutual covenants hereinafter expressed, the parties hereto agree as follows:

     1. Employment. The Company hereby agrees to employ Neilson, and Neilson hereby accepts employment, upon the terms and conditions set forth herein.

     2. Position. Neilson shall be employed as the president of both Hudson United Bank and Hubco, to perform such services in those capacities as are usual and customary for institutions like the Company and as shall from time to time be established by the Board of Directors of the Company. Neilson shall devote his full time and attention to the business of the Company and shall not, during the term of this Agreement, be engaged in any other business activity. This paragraph shall not be construed as preventing Neilson from managing any investments of his which do not require any service on his part in the operation of such investments, nor preventing his service on any other Board of Directors, subject to the prior approval of the Company's Board of Directors.

     3. Cash Compensation. The Company shall pay to Neilson compensation for his services as follows:

     (a) Base Salary. The base salary shall be at the annual

                                                                            P. 3

salary in effect as of September 5, 1989, which shall be payable in installments in accordance with the Company's usual payroll method.

     (b) Additional Compensation. The Board of Directors of the Company shall review annually, or at more frequent intervals which the Board determines is appropriate, Neilson's compensation and may award him additional compensation to reflect the impact of inflation, Neilson's performance, the performance of the Company and competitive compensation levels, all as determined in the discretion of the Board of Directors. While it has been past policy of the Company to award Neilson yearly salary increases, additional compensation may take any form including, but not limited to, increases in the annual salary.

     4. Expenses and Fringe Benefits. Throughout the term of this Agreement, Neilson shall be entitled to reimbursement for all business expenses incurred by himn with respect to the business of the Company in the same manner and to the same extent as such expenses were previously reimbursed to him; Neilson shall also be entitled to the exclusive and unlimited use of an automobile at least comparable to the automobile provided to him on the date hereof, and to vacations and sick days in accordance with the practices and procedures of the Company, as such have existed prior to the date hereof. Throughout the terms of this Agreement, Neilson also shall be entitled to hospital, health, medical, dental and life insurance, and any other benefits enjoyed, from time to time,

                                                                            P. 4

by senior officers of the Company, all upon terms as favorable as those enjoyed by other senior officers of the Company. Notwithstanding anything in this section to the contrary, if the Company adopts any change in the expenses allowed to, or fringe benefits provided for, senior officers of the Company, and such policy is uniformly applied go all senior officers, then no such change shall be deemed to be contrary to this section.

     All Restricted Stock Awards which would vest during the term of this Employment Agreement will be considered vested on their vesting dates, or upon the termination of employment of Neilson, if without cause. In the event of a change in control (as defined in Section 10 of this Agreement), all shares vesting within the term of this Employment Agreement, plus the next year, will be deemed vested upon an occurrence of a change in control.

     5. Term. The term of this Agreement shall commence on the date hereof and continue until the annual meeting of 1992. The Company and Neilson may agree on the first anniversary of this Agreement, and on each anniversary thereafter, to extend the term of this Agreement by an additional year. This Agreement may be terminated prior to the end of the term by the Company only for cause, or due to the death of Neilson.

     6. Termination for Cause. The Company shall have the right to terminate Neilson for cause, upon written notice to him of the termination which shall specify the reasons

                                                                           p.  5

for the termination. In the event of such termination, Neilson shall not be entitled to any benefits under this Agreement. The Company acknowledges that it is fully familiar with the ability, competence and judgment of Neilson, and acknowledges, on the basis of such experience, that such qualities of Neilson are satisfactory to the Company. Consequently, any faults with which the Board of Directors of the Company is familiar on the date hereof shall not constitute grounds for discharge of Neilson for cause. Termination "for cause" under this Agreement shall mean termination of employment due to material misfeasance or malfeasance, or a material breach of fiduciary duty to the Company or its stockholders.

     7. Disability. If Neilson becomes disabled, as that term reasonably may be defined from time to time by the Long-Term Disability Insurance Policy in effect for the officers of Hudson and Hubco, the Company may terminate the employment of Neilson by paying a lump sum cash payment in the amount of one year's salary.

     8. Death Benefits. This Agreement shall terminate upon Neilson's death. Neilson shall be entitled to the benefits of the life insurance policy, but his estate shall not be entitled to any further benefits under this Agreement.

     9. Termination Without Cause. If the Company terminates Neilson's employment hereunder without cause, prior to the end of the term of this Agreement, it shall continue to pay Neilson the compensation he is receiving at the time of such termination until the end of this Agreement. The Company

                                                                           p.  6

shall also continue to provide him with hospital, health, medical, dental and life insurance, and any other benefits, as may be required to be provided hereunder at the time of the termination of his employment by the Company. All Restricted Stock Awards which would have vested during the term of this Employment Agreement will be considered vested on the date of termination. Neilson shall not have a duty to mitigate the damages suffered by him in connection with the termination by the Company of his employment without cause.

     10. Change in Control. Notwithstanding any other provision of this Agreement, in the event that the Bank or Hubco shall terminate Neilson's employment for any reason, except for cause, or if Neilson shall resign his position pursuant to the Resignation Section of this Agreement, at any time after a "Change In Control" of the Bank or Hubco has occurred, as hereinafter defined, the Company shall pay to Neilson on the date of such termination a lump sum cash payment in an amount equal to two times Neilson's annual salary in effect on the date immediately preceding the date of such "Change in Control" or on the date of such termination, whichever is greater. All Restricted Stock Awards which would have vested during the term of this Employment Agreement will be considered vested on the date of such termination. For the purpose of this Section, the following definitions shall apply:

                                                                           p.  7

     "Change in Control" means the formal agreement of (a) any merger or consolidation of the Company with or into, or any sale, lease, exchange, transfer or other disposition of all or any substantial part of the assets of the Company to, any other person or group of persons acting in concert; (b) the acquisition by any person or group of persons acting in concert of beneficial ownership of 25% or more of any class of voting securities of the Company; or
(c) the acquisition by any person or group of persons acting in concert, directly or indirectly, through the use of proxies or otherwise, of the ability to elect or appoint a majority of the Board of Directors with the passage of time. "Person" means any individual, partnership, firm, corporation, association, trust, unincorporated organization or other entity, as well as any Group of Persons Acting in Concert. "Group of Persons Acting in Concert" means a group of persons who (a) knowingly participate in a joint activity or conscious parallel action towards a common goal, whether or not pursuant to an express agreement; or (b) combine or pool voting or other interests in the securities of an issuer for a common purpose pursuant to any contract, understanding, relationship, agreement or other arrangement, whether written or otherwise.

     11. Resignation. If, without the prior written consent of Neilson, the Company shall change Neilson's title to a downgraded position, reduce his compensation, force relocation, materially alter the duties, responsibilities or authority of Neilson, he may resign and be entitled to full payment under this Agreement.

                                                                           p.  8

     Should the Company enter into any agreement which would result in a Change of Control, as defined in Section 10 of this Agreement, Neilson may, upon 60 days' written notice, elect to resign his position with the Bank. In the event of such a resignation, the Company shall pay Neilson, on the effective date of such resignation, a lump sum cash payment in an amount equal to two times Neilson's annual salary.

     12. Miscellaneous. This Agreement is the joint and several obligation of the Bank and Hubco. The terms of this Agreement shall be governed by, and interpreted and construed in accordance with, the provisions of the laws of New Jersey. This Agreement supersedes all prior agreements and understandings with respect to the matters covered hereby. The termination or amendment of this Agreement may be made in a writing executed by the Company and Neilson, and no amendment or termination of this Agreement shall be effective unless and until made in such a writing.

     If, after 30 days' written notice given to the Company by Neilson identifying any failure of the Company to honor any portion of this Agreement, the Company fails to pay Neilson the compensation, or provide him with the benefits, due under this Agreement, Neilson shall be entitled to recover from the Company all of his legal fees and expenses incurred in connection with the successful enforcement of the terms of this Agreement.

                                                                           p.  9

     This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, and it shall not be necessary in making proof of this Agreement to produce or account for more than one such counterpart.

     IN WITNESS WHEREOF, Hudson United Bank and HUBCO, Inc. each have caused this Agreement to be signed by their duly authorized representatives pursuant to the authority of their Board of Directors, and Kenneth T. Neilson has personally executeed this Agreement, all as of the day and year first written above.

ATTEST:                                HUDSON UNITED BANK

DONALD J. BAUMGARTNER                  By: JAMES C. McCLAVE
---------------------------------          ------------------------------------
Donald J. Baumgartner, Secretary           James C. McClave, Chairman


ATTEST:                                HUBCO, Inc.

DONALD J. BAUMGARTNER                  By: JAMES C. McCLAVE
---------------------------------          ------------------------------------
Donald J. Baumgartner, Secretary           James C. McClave, Chairman


                                       EMPLOYEE

                                           KENNETH T. NEILSON
                                           ------------------------------------
                                           Kenneth T. Neilson, President